Exhibit 99.1
Stephens Inc. Spring Investment Conference New York, NY June 4, 2008

Forward Looking Information Certain statements contained in this presentation and the accompanying slides may not be based on historical facts and are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may be identified by reference to a future period or by the use of forward-looking terminology, such as “anticipate,” “believe,” “estimate,” “expect,” “foresee,” “may,” “might,” “will,” “intend,” “could,” “would” or “plan,” or future or conditional verb tenses, and variations or negatives of such terms. These forward-looking statements include, without limitation, statements about BancorpSouth’s focus on high quality assets, new loan markets, BancorpSouth’s market presence, growth opportunities, opportunities for mobile banking, strategic initiatives, the usefulness and comparability of average tangible equity as a performance measure, dividend growth, and the future operating results of BancorpSouth, through BancorpSouth Bank. We caution you not to place undue reliance on the forward-looking statements contained in this presentation, in that actual results could differ materially from those indicated in such forward-looking statements as a result of a variety of factors. These factors include, but are not limited to, the ability of BancorpSouth to provide and market competitive products and services, the ability of BancorpSouth to manage growth and effectively serve an expanding customer and market base, changes in economic conditions, the ability of BancorpSouth to identify and enter new markets, changes in BancorpSouth’s operating or expansion strategy, changes in the national economy and in the economy in BancorpSouth’s market areas, the ability of BancorpSouth to attract, train and retain qualified personnel, changes in consumer preferences, geographic concentrations of BancorpSouth’s assets, the ability of BancorpSouth to implement and integrate new technologies, changes in business conditions, including, for example, changes in interest rates and regulatory changes, and other factors detailed from time to time in BancorpSouth’s press releases and filings with the Securities and Exchange Commission. BancorpSouth does not undertake any obligation to update or revise forward-looking statements to reflect events or circumstances after the date of this presentation. 2

Corporate Profile $ 13.2 billion in assets 8-state financial holding company 290 locations Provides a comprehensive line of financial products and services to individuals and to small- to mid-size businesses Traditional banking and non-interest products $ 1.9 billion market capitalization Data as of March 31, 2008 3

Market Footprint 4

Growth Markets Top Metro Gross Metropolitan Product (GMP) Projected Growth Rankings 2007 — 2012 * 1. Mobile, AL — 34.31% 2. Austin, TX — 32.05% 3. Texarkana, TX/AR — 28.57% 4. Palm Coast, FL — 28.1% 5. Huntsville, AL — 26.36% 6. Prescott, AZ — 25.49% 7. Auburn-Opelika, AL-24.01% 8. St. George, UT — 23.82% 9. Port St. Lucie, FL — 23.43% 10.Cape Coral-Ft. Myers, FL — 23.34% 11.Gulfport-Biloxi, MS — 23.12% 12.Atlanta, GA — 22.81% BancorpSouth Markets * 1/30/08 Forbes.com 5

Vehicle Volume = 150,000 annually Capital Investment = $1.3 Billion • $330 Million — Buildings • $970 Million — Equipment Annual Estimated Employment & Payroll (at year 2011 unless otherwise noted) · 2000 Direct Jobs — $122 Million Payroll • 4900 Indirect Jobs — $168 Million Payroll • 1402 Induced Jobs — $28 Million Payroll • 278 Local Gov’t Jobs — $9 Million Payroll • 2232 Construction Jobs (2 year construction period) — $161 Million Payroll Estimated Benefit to the State (25 year Cumulative Based On 2000 Jobs) • $693 Million Revenue Data based on information obtained from the Mississippi Development Authority and the Community Development Foundation As advertised in the WSJ 3/23/07 6

Meeting the Needs of Customers Personal and Personal and Business Banking Business Banking Mortgage Lending Mortgage Lending Investment and Investment and and and Brokerage Brokerage Servicing Servicing Services Services BancorpSouth BancorpSouth Trust and Asset Trust and Asset Credit Cards Credit Cards Family of Family of Management Management Services Services Student Loans Student Loans Insurance Insurance Commercial Commercial Banking and Cash Banking and Cash Management Management

BancorpSouth Insurance Services Ranked 38th nationally among insurance brokerage firms by Business Insurance in July of 2007 Ranked 6th nationally among banks in insurance brokerage fee income in the Michael White / Symetra Bank Fee Income Report at December 31, 2007 For 2007, commissions totaled $71 million, a 12.5% increase over 2006. 1Q-2008 total commissions and fees of $24.5 million was a 25% increase over 1Q-2007 of $19.8 million 8

Deposits Total Deposits as of March 31 ($ in billions) $12.0 $10.7 $11.0 $9.8 $10.1 $9.1 $10.0 $8.7 $8.9 $9.0 $8.0 $7.0 $6.0 $5.0 2003 2004 2005 2006 2007 2008 6% 6% AL 18% 11% TX TN AR 5% MO LA 6% MS as of March 31, 2008 48% 9

Loans Loans Net of Unearned Income as of March 31 ($ in billions) $8.7 $9.2 $10.0 $9.0 $7.4 $6.9 $8.0 $6.3 $6.3 $7.0 $6.0 $5.0 $4.0 $3.0 2003 2004 2005 2006 2007 2008 6% 8% 13% TX AL 14% TN AR 9% MO LA 8% MS as of March 31, 2008 42% 10

New Market Loan Growth From January 1, 2004 — March 31, 2008, new loan markets have added $2.1 billion to BancorpSouth’s loan portfolio

Loan Portfolio NPL as a Outstanding NPL Percent of Outstanding Commercial & Industrial $1,424.3 $4.6 0.32% Real Estate 7,169.5 29.3 0.41% Consumer Mortgages 2,140.1 14.0 0.65% Home Equity 434.0 0.3 0.07% Agricultural 150.0 1.0 0.63% Commercial & Industrial — Owner Occupied 1,412.1 6.6 0.46% Construction, Acquisition and Development 1,799.1 6.5 0.36% Commercial 1,234.2 0.9 0.07% Credit Cards 131.3 1.1 0.83% All Other 669.7 1.8 0.27% Total Loans 9,394.8 36.8 0.39% as of March 31, 2008, dollars in millions 12

Real Estate Construction, Acquisition and Development 90+ days past Non accruing but NPL as a Outstanding due but are not 90+ days past NPL Percent of accruing due Outstanding Multi-Family Construction $52.1 $ — $ — $ — 0.00% Condominiums 18.5 — - — 0.00% 1-4 Family Construction 446.5 1.58 2.54 4.1 0.92% Recreation and All Other Land 81.0 0.06 — 0.1 0.07% Commercial Construction 512.1 1.50 0.30 1.8 0.35% Commercial Acquisition and Development 184.4 0.11 — 0.1 0.06% Residential Acquisition and Development 504.5 0.40 — 0.4 0.08% Real Estate Construction, Acquisition 1,799.1 3.65 2.84 6.5 0.36% and Development as of March 31, 2008, dollars in millions 13

90 Days Past Due, Non-Accrual Loans and OREO / Assets 1.00% 0.90% 0.80% 0.68% 0.57% 0.60% 0.51% 0.48% 0.43% 0.45% 0.42% 0.40% 0.40% 0.30% 0.30% 0.29% 0.32% 0.20% 0.27% 0.25% 0.26% 0.00% 1Q-06 2Q-06 3Q-06 4Q-06 1Q-07 2Q-07 3Q-07 4Q-07 BXS Peer Group Peer Group Data is based on the Federal Reserve’s Bank Holding Company Performance Report 14

Reserve Coverage of 90 days Past Due and Non-Accrual Loans 5.0 4.8 4.5 4.6 4.0 4.3 4.2 4.0 4.0 3.7 3.0 2.5 2.6 2.6 2.0 2.3 2.3 2.0 1.7 1.4 1.0 0.0 1Q-06 2Q-06 3Q-06 4Q-06 1Q-07 2Q-07 3Q-07 4Q-07 BXS Peer Group Peer Group Data is based on the Federal Reserve’s Bank Holding Company Performance Report 15

Operating Results Three Months Ended March 31, 2008 2007 % Change Net interest revenue $110,070 $98,668 11.56 Provision for credit losses 10,811 1,355 697.86 Noninterest revenue 66,231 58,359 13.49 Noninterest expense 113,470 105,610 7.44 Income before income taxes 52,020 50,062 3.91 Income tax provision 16,875 16,485 2.37 Net income 35,145 33,577 4.67 Net income per share: diluted 0.43 0.42 2.38 Dollars in thousands, except per share amounts 16

Performance Ratios Three Months Ended March 31, 2008 2007 % Change Return on average assets 1.08% 1.11% -2.70 Return on tangible equity 15.61% 15.96% -2.19 Return on common equity 11.78% 12.90% -8.68 Net interest margin 3.79% 3.66% 3.55 Average shares outstanding — diluted 82,533,799 79,892,404 3.31 17

Net Interest Margin 4.00% 3.79% 3.73% 3.75% 3.69% 3.72% 3.75% 3.64% 3.66% 3.64% 3.66% 3.66% 3.64% 3.66% 3.61% 3.50% 3.25% 3.00% Q1-05 Q2-05 Q3-05 Q4-05 Q1-06 Q2-06 Q3-06 Q4-06 Q1-07 Q2-07 Q3-07 Q4-07 Q1-08 18

Balance Sheet Information Three Months Ended March 31, 2008 2007 % Change Total assets $13,154,871 $12,960,658 1.50 Total earning assets 11,909,702 11,834,420 0.64 Loans, net of unearned discount 9,233,023 8,739,106 5.65 Allowance for credit losses 119,301 104,687 13.96 Total deposits 10,086,201 10,659,493 -5.38 Common shareholders’ equity 1,223,653 1,126,003 8.67 Book value per share 14.86 13.70 8.47 Dollars in thousands, except per share amounts 19

Performance Metrics Return on Average Assets 1.50% 1.28% 1.05% 1.06% 1.07% 1.08% 1.25% 1.05% 1.00% 0.75% 0.50% 0.25% 0.00% 2003 2004 2005 2006 2007 1Q-08

Performance Metrics Return on Average Tangible Equity

Earnings Per Share History

Dividend Growth Cash dividend per share of common stock * Projection based on dividends declared to date. 23

Key Investment Considerations Unique market presence and growth opportunity Focused on retail customers and small- to mid-size business High degree of local management authority Size leveraged to support local offices Superior technological infrastructure Solid capital position Focused on shareholder value 24

Total Shareholder Return including dividends Periods ending 3/31/08 Source: Bloomberg 25

BancorpSouth’s common stock is traded on the New York Stock Exchange under the symbol BXS. Additional information can be found at www.bancorpsouth.com .

The Emerging Regional Bank of the Mid-South

APPENDIX
Unaudited Reconciliation of Non-GAAP Financial Measure
Return on average tangible equity should not be considered an alternative to return on average shareholders’ equity or other financial statement data, but rather as a non-GAAP measure of financial performance. Return on average tangible equity is computed by dividing the annualized net earnings available to common shareholders by the average tangible shareholders’ equity.
Average tangible shareholders’ equity equals average shareholders’ equity less goodwill and identifiable intangible assets. Management believes that return on average tangible equity is a meaningful measure because it reflects the equity deployed in BancorpSouth’s businesses. Because return on average tangible equity is not a measurement determined in accordance with GAAP and is susceptible to varying calculations, return on average tangible equity as presented may not be comparable to other similarly titled measures of other companies. The following table sets forth a reconciliation of return on average shareholders’ equity to return on average tangible equity:
(Average Balances, Dollars in thousands)

						Quarter Ended	Quarter Ended
	December 31, 2003	December 31, 2004	December 31, 2005	December 31, 2006	December 31, 2007	March 31, 2007	March 31, 2008
Shareholders’ Equity	$845,874	$873,264	$934,563	$1,000,351	$1,121,000	$1,055,665	$1,199,457

Deduct: Goodwill and identifiable intangible assets	65,287	85,324	135,086	165,192	258,774	202,361	294,082

Tangible Shareholders’ Equity	780,587	787,940	799,476	835,159	862,226	853,304	905,375

Return on Average Shareholders’ Equity	15.50%	12.67%	12.33%	12.52%	12.31%	12.90%	11.78%

Return on Average Tangible Equity	16.80%	14.04%	14.41%	14.99%	16.00%	15.96%	15.61%